                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 7, 1996



                      Vanderbilt Mortgage & Finance, Inc.
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             (Exact name of registrant as specified in its charter)


                                   Tennessee
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(State or other jurisdiction of incorporation or organization)


        333-14033                                         62-0997810
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(Commission File Number)                       (IRS Employer Identification No.)


                                  Vanderbilt Mortgage & Finance, Inc.
                                  4726 Airport Highway
                                  Louisville, TN 37777
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            (Address of principal executive offices and zip code)


Registrant's telephone number, including area code: 423-970-7200


                                 Not Applicable
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         (Former name or former address, if changed since last report)

Item 5.          Other Events

                 On December 7, 1996, The Chase Manhattan Bank, as Trustee, made the monthly distribution to the holders of the Vanderbilt Mortgage & Finance, Inc. Manufactured Housing Contract Senior/Subordinated Pass Through Certificates, Series 1996C.

Item 7.          Financial Statements and Exhibits

                 (c)      Exhibits.

                          The following are filed herewith.  The exhibit numbers
correspond with Item 601(b) of Regulation S-K.

         Exhibit No.              Description                               Page
         -----------              -----------                               ----
         99                       Monthly Report delivered by                3
                                  the Trustee to Certificateholders
                                  in connection with distribution
                                  on December 7, 1996.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VANDERBILT MORTGAGE & FINANCE, INC.
                                            as Servicer

                                        By:  /s/ David R. Jordan
                                        Name:   David R. Jordan
                                        Title:  Controller

Dated: December 7, 1996